UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 26, 2010 (December 16, 2009)

China Industrial Waste Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

China Industrial Waste Management, Inc.
c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd
No. 1 Huaihe West Road
E-T-D-Zone, Dalian, China 116600
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 011-86-411-85811229

N/A
(Former Name and Address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 16, 2009, China Industrial Waste Management, Inc. (the “Company”), through its 90%-owned subsidiary Dalian Dongtai Industrial Waste Treatment Co., Ltd. (“Dalian Dongtai”), acquired an additional 3% equity interest in Dongtai Organic Waste Treatment Co., Ltd. (“Dongtai Organic”) thereby increasing its ownership of Dongtai Organic to 52%. Consummation of the acquisition was previously disclosed in the Company's Current Report on Form 8-K, filed on March 1, 2010. The purpose of this filing is to amend the March 1, 2010 Current Report on Form 8-K by filing certain financial statements and other financial information required by Regulation S-X and identified in Item 9 below.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD
INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Dalian Dongtai Organic Waste Treatment Co., Ltd.

We have audited the accompanying balance sheet of Dalian Dongtai Organic Waste Treatment Co., Ltd. as of December 31, 2008 and the related statements of income and other comprehensive income, shareholders’ equity, and cash flows for the year ended December 31, 2008. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dalian Dongtai Organic Waste Treatment Co., Ltd. as of December 31, 2008, and the results of its operations and its cash flows for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Jewett, Schwartz, Wolfe & Associates

Hollywood, Florida
March 23, 2010

200 South Park Road, SUITE 150 ● HOLLYWOOD, FLORIDA 33021 ● TELEPHONE (954) 922-5885 ● FAX (954) 922-5957
MEMBER – AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ● FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
PRIVATE COMPANIES PRACTICE SECTION OF THE AICPA ●REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD OF THE SEC

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
BALANCE SHEETS

	September 30,	December 31,
	2009	2008
	(Unaudited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	$4,298,231	$21,987
Construction reimbursement receivable	443,170	-
Other receivable	7,170	2,975
Inventories	7,674	3,724
Advances to suppliers	52,010	-
Related party receivable	373,561	-
Total current assets	5,181,816	28,686

Property, plant and equipment, net	116,078	25,546
Construction in progress	12,926,500	7,179,155
Other assets	150,854	-
TOTAL ASSETS	$18,375,248	$7,233,387

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Construction projects payable	$212,327	$81,809
Related party payable	27,758	1,256,599
Other payable	20,366	1,886
Long-term loan-current portion	1,340,424	-
Total current liabilities	1,600,875	1,340,294

Long-term loan	11,111,599	-
Government subsidy	146,494	146,573
TOTAL LIABILITIES	12,858,968	1,486,867

Commitments and contingencies

Shareholders' equity
Paid-in capital	5,244,236	5,244,236
Cumulated other comprehensive income	604,053	607,358
Accumulated deficit	(332,009)	(105,074)
Total shareholders' equity	5,516,280	5,746,520

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$18,375,248	$7,233,387

See notes to Financial Statements.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the Period Ended September 30, 2009	For the Year Ended December 31, 2008
	(Unaudited)	(Audited)

Operating revenue	-	-

Costs of revenue	-	-

Gross profit	-	-

Operating expenses
General and administrative expenses	320,336	55,536
Total operating expenses	320,336	55,536

Operating loss	(320,336)	(55,536)

Other income
Interest income	5,578	5,060
Other income	87,823	43,180
Total other income	93,401	48,240

Net loss from continuing operations before income tax	(226,935)	(7,296)

Income tax expense	-	-

Net loss	$(226,935)	$(7,296)

Foreign currency translation adjustment	(3,305)	379,624

Comprehensive income (loss)	$(230,240)	$372,328

See notes to  Financial Statements.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE PERIOD ENDED SEPTEMBER 30, 2009, AND THE  YEAR ENDED DECEMBER 31,  2008

	Paid-in capital	Other Comprehensive Income	Accumulated Deficit	Total Shareholders' Equity
Balance at December 31, 2007	$5,244,236	$227,734	$(97,778)	$5,374,192
Foreign currency translation adjustment	-	379,624	-	379,624
Net loss for the year ended December 31, 2008	-	-	(7,296)	(7,296)
Balance at December 31, 2008	5,244,236	607,358	(105,074)	5,746,520
Foreign currency translation adjustment	-	(3,305)	-	(3,305)
Net loss for the period ended September 30, 2009	-	-	(226,935)	(226,935)
Balance at September 30, 2009	$5,244,236	$604,053	$(332,009)	$5,516,280

See notes to Financial Statements

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
STATEMENTS OF CASH FLOWS

	For the Period Ended September 30, 2009	For the Year Ended December 31, 2008
	(Unaudited)	(Audited)
Cash flows from operating activities:
Net loss	$(226,935)	$(7,296)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	7,821	5,819
Government subsidy recognized as income	-	(43,052)
Changes in operating assets and liabilities:
Inventories	(3,949)	(3,657)
Other receivables	(4,193)	13,357
Advance to suppliers	(51,967)	-
Other asset	(150,727)	-
Construction projects payable	130,454	9,917
Other payable	18,464	(533)
Net cash used in operating activities	(281,032)	(25,445)

Cash flows from investing activities
Purchase of property and equipment	(98,292)	(7,341)
Construction in progress	(6,186,847)	(2,463,199)
Net cash used in investing activities	(6,285,139)	(2,470,540)

Cash flows from financing activities
Proceeds from long-term loan	12,441,634	-
Due from related party	(373,249)	-
Repayment from related party	-	290,443
Proceeds from related party loan	-	1,209,033
Repayment of related party loan	(1,229,526)	-
Net cash provided by financing activities	10,838,859	1,499,476

Effect of exchange rate on cash	3,556	50,140

Net increase(decrease) in cash and cash equivalents	4,276,244	(946,369)

Cash and cash equivalents, beginning of period	21,987	968,356
Cash and cash equivalents, end of period	$4,298,231	$21,987

Supplemental cash flow information:
Cash paid during the year for:
Interest	$375,392	$-
Income taxes	$-	$-

See notes to Financial Statements

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

1. Nature of operations

Dalian Dongtai Organic Waste Treatment Co., Ltd. (“Dongtai Organic”) was incorporated on March 2, 2007 as a joint venture by Dalian Dongtai Industrial Waste Treatment Co., Ltd. (“Dalian Dongtai”), Dalian Sandaoke Chemical Inc. (“Sandaoke”), and Dalian Lida Environmental Engineering Co., Ltd. (“Lida”), which owns interest of 49%, 15%, and 36% respectively, in Dalian, the People’s Republic of China (“PRC”).

Dongtai Organic is the first sludge treatment plant in China that adopts anaerobic fermentation technology, with a designed production capacity of 600 tons/day. It is designed and built in the mode of Build-Operate-Transfer (“BOT”), with an operating period of 20 years by Dalian Municipal Government. According to the BOT contract signed with City Construction Bureau of Dalian, the local government is responsible for providing municipal sludge to Dongtai Organic for waste treatment and disposition at a predetermined price. In addition to sludge treatment services, Dongtai Organic generates revenues from sales of biogas, a byproduct of the sludge treatment process, to Dalian Gas Company.

2. Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). This basis differs from that used in the statutory accounts of Dongtai Organic, which were prepared in accordance with the accounting principles and relevant financial regulations applicable to enterprises in PRC. All necessary adjustments have been made to present the financial statements in accordance with US GAAP.

3. Summary of Significant Accounting Policies

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign currency translation

As of September 30, 2009, and December 31, 2008, the accounts of Dongtai Organic were maintained, and the financial statements were expressed in Chinese Yuan Renminbi (“RMB”). Such financial statements were translated into U.S. dollars (“USD”) in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 830 Foreign Currency Matters with RMB as the functional currency. According to the Statement, all assets and liabilities were translated at the exchange rate as of the balance sheet date; stockholders’ equity was translated at the exchange rates prevailing at the time of the transactions; Revenues, costs, and expenses were translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with ASC Topic 220 Comprehensive Income.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and cash on deposit, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

Accounts and other receivables

Accounts and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as needed. At current stage, the Company does not maintain reserves for potential credit losses on accounts receivable, as the payments are guaranteed by Dalian Municipal Government per BOT contractual agreement.

Advances to suppliers

Dongtai Organic makes advances to certain vendors for purchase of its material or equipment. The advances to suppliers are interest free and unsecured.

Inventories

Inventories are comprised of medicament that is used in the sludge treatment process, maintenance and repair materials, and low value consumables, etc.

Inventories are stated at the lower of cost, as determined on a first-in, first-out basis, or market. Management compares the cost of inventories with the market value, and allowance is made for writing down the inventories to their market value, if lower.

Property, plant and equipment

Property, plant and equipment (“PP&E”) are stated at cost, less accumulated depreciation and impairment. Expenditures for maintenance and repairs, which are not considered improvements and do not extend the useful life of PP&E, are expensed as incurred; additions, renewals and betterments are capitalized. When PP&E are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in the statement of operations.

Depreciation is provided to recognize the cost of PP&E in the results of operations. Dongtai Organic calculates depreciation using the straight-line method with estimated useful life as follows:

Useful Life
Buildings	20 Years
Machinery	10-14 Years
Vehicles	5 Years
Office equipment	3-5 Years

Impairment of long-lived assets

In accordance with ASC Topic 360 “Accounting for the Impairment or Disposal of Long Lived Assets”, certain assets such as property, plant, and equipment, and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Intangible assets are tested for impairment annually. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. There were no events or changes in circumstances that necessitated a review of impairment of long lived assets as of September 30, 2009, and December 31, 2008, respectively.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

Revenue recognition

The Company recognizes revenues in accordance with the guidance in the Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104. Revenue is recognized when persuasive evidence of an arrangement exists, when the selling price is fixed or determinable, when delivery occurs and when collection is probable.

Revenues are primarily generated from sludge treatment service paid by local government and sales of biogas paid by Dalian Gas Company. Sludge treatment fee is recognized as treatment services are rendered, when there is reasonable assurance that we have complied with all conditions stipulated in BOT contractual agreement. Biogas delivery is typically conveyed via pipeline, sales revenues are recognized when customers take possession of goods in accordance with the terms of purchase order agreements that evidence agreed upon pricing and when collectability is reasonably assured.

The AICPA Issues Paper recommends that governmental grants be accounted for as follows:

•	Grants related to revenue, such as certain export subsidies and price control subsidies, should be recognized in the period of the related events.

•
Grants to reimburse current expenditures, such as research and development costs, wages, training costs and transportation costs, should be treated as a reduction of current or future related expense, depending on when the related expense is recognized.

•	Grants related to developing property, such as timberlands, or mineral reserves, should be recognized over the useful lives of the assets.

Government grants are received at a discretionary amount as determined by the local PRC government. The Company follows the guideline of the AICPA Issues Paper in accounting for grants as revenues. In general, government grants for revenues and/or expenses should be recognized in income when the related revenue or expense is recorded. Grants related to property or equipment should be recognized over the useful lives of the related asset. Funds received before the conditions of the grant are met should be recorded as deferred revenue.

Income taxes

Dongtai Organic applies ASC Topic 740 Income Taxes. “Accounting for Income Taxes” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Local PRC income tax

Dongtai Organic is subject to the PRC Enterprise Income Tax (“EIT”) at a rate of 25% on its net income. The PRC EIT Law stipulates that enterprises that engage in municipal sludge treatment business are eligible for special EIT treatment. According to such rules, Dongtai Organic is entitled to a three-year EIT exemption starting whenever it receives the first operation revenue, and another 50% off of the normal rate for the next three years.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

Statement of cash flows

In accordance with ASC Topic 230 Statement of Cash Flows, cash flows from Dongtai Organic’s operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent accounting pronouncements

In the third quarter of 2009, The Company adopted the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 105 as the single official source of authoritative, nongovernmental generally accepted accounting principles in the United States. On the effective date, all then-existing non-SEC accounting literature and reporting standards were superseded and deemed nonauthoritative. The adoption of this pronouncement did not have a material impact on our financial statements; however, the ASC affected the way we reference authoritative guidance in our financial statements.

In August 2009, the FASB issued ASU 2009-05 which includes amendments to Subtopic 820-10, “Fair Value Measurements and Disclosures—Overall”. The update provides clarification that in circumstances, in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the techniques provided for in this update. The amendments in this ASU clarify that a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability and also clarifies  that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The guidance provided in this ASU is effective for the first reporting period, including interim periods, beginning after issuance.  The adoption of this standard did not have a material impact on the Company’s financial position and results of operations

In September 2009, the FASB issued ASU 2009-06, Income Taxes (Topic 740), ”Implementation Guidance on Accounting for Uncertainty in Income Taxes and Disclosure Amendments for Nonpublic Entities”, which provides implementation guidance on accounting for uncertainty in income taxes, as well as eliminates certain disclosure requirements for nonpublic entities.  For entities that are currently applying the standards for accounting for uncertainty in income taxes, this update shall be effective for interim and annual periods ending after September 15, 2009. For those entities that have deferred the application of accounting for uncertainty in income taxes in accordance with paragraph 740-10-65-1(e), this update shall be effective upon adoption of those standards. The adoption of this standard is not expected to have an impact on the Company’s financial position and results of operations since this accounting standard update provides only implementation and disclosure amendments.

In September 2009, the FASB has published ASU 2009-12, “Fair Value Measurements and Disclosures (Topic 820) - Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. This ASU amends Subtopic 820-10, “Fair Value Measurements and Disclosures – Overall”, to permit a reporting entity to measure the fair value of certain investments on the basis of the net asset value per share of the investment (or its equivalent). This ASU also requires new disclosures, by major category of investments including the attributes of investments within the scope of this amendment to the Codification. The guidance in this update is effective for interim and annual periods ending after December 15, 2009. Early application is permitted. The Company is in the process of evaluating the impact of this standard on its financial position and results of operations.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

In October 2009, the FASB has published ASU 2009-13, “Revenue Recognition (Topic 605)-Multiple Deliverable Revenue Arrangements”, which addresses the accounting for multiple-deliverable arrangements to enable vendors to account for products or services (deliverables) separately rather than as a combined unit. Specifically, this guidance amends the criteria in Subtopic 605-25, “Revenue Recognition-Multiple-Element Arrangements”, for separating consideration in multiple-deliverable arrangements. This guidance establishes a selling price hierarchy for determining the selling price of a deliverable, which is based on: (a) vendor-specific objective evidence; (b) third-party evidence; or (c) estimates. This guidance also eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method and also requires expanded disclosures. The guidance in this update is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s financial position and results of operations.

In October 2009, the FASB has published ASU 2009-14, “Software (Topic 985)-Certain Revenue Arrangements that Include Software Elements” and changes the accounting model for revenue arrangements that include both tangible products and software elements. Under this guidance, tangible products containing software components and nonsoftware components that function together to deliver the tangible product's essential functionality are excluded from the software revenue guidance in Subtopic 985-605, “Software-Revenue Recognition”. In addition, hardware components of a tangible product containing software components are always excluded from the software revenue guidance.  The guidance in this ASU is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted.  The adoption of this standard is not expected to have any impact on the Company’s financial position and results of operations.

4. Construction reimbursement receivable

Dongtai Organic commenced trial production in March 2009, as the development of plans to bring the integrated anaerobic fermentation system necessary for its intended use. As of September 30, 2009, Dongtai Organic aggregately disposed 22,409 tons of municipal sludge, and recorded a construction reimbursement receivable of $443,170. Payments are to be processed by Dalian Municipal Government per BOT contractual agreement as a reimbursement of current related expense. Therefore, Dongtai Organic accounted the reimbursement as a reduction of current period construction cost.

5. Other assets

Other assets in the amount of $150,835 is comprised of value added tax (“VAT”) credit., VAT is a turnover tax levied on all units and individuals engaged in the sale of goods, the provision of processing, repair and replacement services (together referred to as "taxable labor services") and the importation of goods to the PRC.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

6. Property, plant and equipment
	September 30, 2009	December 31, 2008
	(Unaudited)	(Audited)
Machinery and equipment	$81,085	$-
Office equipment	34,472	17,192
Vehicles	15,393	15,401
	130,950	32,593
Less accumulated depreciation	(14,872)	(7,047)
Total property and equipment, net	116,078	25,546

Construction in progress	12,926,500	7,179,155
Total	$13,042,578	$7,204,701

Construction in progress consists of construction expenditure, equipment procurement, capitalized interest expense, relevant miscellaneous expenditures, and other costs. The key components of the facility are 12 anaerobic fermentation tanks for sludge disposition, and a pipeline which deliver the biogas to gas station operated by Dalian Gas Company.

7. Long-term loan

As of September 30, 2009, the long-term loan balance represents a secured loan from China Merchants Bank. The following table identifies the material terms of the loan:
Effective Date	Maturity	Type	Annual Interest Rate	Principal
				(Unaudited)
01-08-2009	01-07-2017	Secured	Above 5 years Benchmark Floating Interest Rate set by the People’s Bank of China + 5%; Adjustable every 6 months.	$12,452,023

According to the contract, the loan is exclusively used for Dongtai Organic’s facility construction. The manufacturing machinery and the BOT franchise right of Dongtai Organic is pledged as collateral.

The principal of the loan will be repaid by installments. The following table shows the installment schedule:

Year	Amount
2010	$1,787,232
2011	1,787,232
2012	1,787,232
2013	1,787,232
2014	1,787,232
Thereafter	3,515,869
Total	$12,452,023

As of September 30, 2009, the installments amounting to $1,340,424 will be due within one year.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

8. Government subsidy

As of September 30, 2009 and December 31, 2008, the government subsidy represents a subsidy received from the local government of Dalian with the amount of RMB1 million (approximately $146,494) in 2007. The subsidy is to be exclusively used to purchase biogas purification machinery.

The subsidies are initially recorded as deferred income. Upon the completion and acceptance of the government subsidized projects, subsidies are recognized over the useful lives of the related assets.

9. Related party
	September 30, 2009		December 31, 2008
	(Unaudited)		(Audited)

	Receivable	Payable	Receivable	Payable
Dalian Dongtai	$-	$27,758	$-	$1,256,599
Lida	$373,561	$-	$-	$-

As of December 31, 2008, payables to Dalian Dongtai consist of principal balance of approximately $1,231,220 (RMB8.4 million) as short term loans, and accrued interest of $25,379. The loans are detailed as below:

Principal	Interest Rate (per annum)	Effective Date	Repayment Date
$586,295	4.5%	04-24-2008	04-24-2009
146,574	4.5%	07-29-2008	07-28-2009
58,630	8%	10-29-2008	10-28-2009
439,721	8%	11-13-2008	11-12-2009
$1,231,220

As of September 30, 2009, receivable from Lida includes :(a) an unsecured short term loan of $234,391 (RMB1.6 million) with interest rate of 6% per annum, effective on August 1, 2009, and matured on April 30, 2010;(b) A short term loan of $139,170(RMB0.95 million), effective on August 1, 2009 and mature on December 31, 2009. The loan is non interest bearing and the land use right of Lida is pledged as collateral.

10. Non-operating income

At the end of 2007, Dongtai Organic received two subsidies, aggregately RMB300, 000 (approximately $43,180), from the Environmental Protection Bureau of Dalian. The subsidies are to reimburse the research and development cost of Dongtai Organic over the recycling and industrialization of city degradable organic waste.

During the period ended September 30, 2009, Dongtai Organic received two subsidies from the Environmental Protection Bureau and Science & Technology Bureau of Dalian, with the amount of RMB100,000 (approximately $14,637) and RMB500,000 (approximately $73,186), respectively. The subsidies are to reimburse the research and development cost and the expenditures occurred during the trial production process.

Government grants towards current expenditures are recorded as revenue when there is reasonable assurance that we have complied with all conditions necessary to receive the grants, collectibility is reasonably assured, and as the expenditures are incurred. As of September 30, 2009 and December 31, 2008, the Company recognized revenue of $87,823 and $43,180, respectively.

DALIAN DONGTAI ORGANIC WASTE TREATMENT CO., LTD.
NOTES TO FINANCIAL STATEMENTS
September 30, 2009 (Unaudited) and December 31, 2008 (Audited)

11. Commitment and Contingency

Dongtai Organic’s purchasing commitments are resulted from construction and equipment procurement contracts.

As of September 30, 2009 and December 31, 2008, the commitment for purchase is as follows:

	September 30, 2009	December 31, 2008
	(Unaudited)	(Audited)
Construction	$1,585,524	$1,907,001
Equipment	2,378,286	2,232,499
Total	$3,963,810	$4,139,500

12. Subsequent events

On December 16, 2009, Dalian Dongtai acquired 3% equity interest in Dongtai Organic from Sandaoke, thereby increasing its ownership of Dongtai Organic to 52%.

In December, 2009, the Company received a loan payment of $139,170(RMB0.95 million) from Lida.

(b)	Pro Forma Financial Information

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	China Industrial Waste Management, Inc.	Dongtai Organic	Effects of Acquisition	Consolidated
	September 2009	September 2009		September 2009
ASSETS
Current assets
Cash and cash equivalents	$8,730,483	$4,298,231		$13,028,714
Notes receivable	14,649	-		14,649
Accounts receivable, net	3,229,123	443,170		3,672,293
Other receivables	299,780	7,170		306,950
Inventory	2,290,197	7,674		2,297,871
Advances to suppliers	997,714	52,010		1,049,724
Related party receivables	57,058	373,561	(27,758)	402,861
Deposit for business acquisition	1,464,944	-		1,464,944
Deferred expense	15,382	-		15,382
Total current assets	17,099,330	5,181,816	(27,758)	22,253,388

Long-term equity investment	2,790,874	-	(2,702,977)	87,897
Property, plant and equipment, net	15,237,679	116,078		15,353,757
Construction in progress	7,004,555	12,926,500	(2,175)	19,928,880
Land usage right, net of accumulated amortization	1,779,482	-		1,779,482
Certificate of deposit	1,757,933	-		1,757,933
Other asset	445,456	150,854		596,310
TOTAL ASSETS	46,115,309	18,375,248	(2,732,910)	61,757,647

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$698,873	-		$698,873
Short-term loan	6,738,742	-		6,738,742
Tax payable	178,397	-		178,397
Advance from customers	546,441	-		546,441
Deferred sales	925,000	-		925,000
Accrued expenses	8,202	-		8,202
Construction projects payable	1,678,542	212,327		1,890,869
Other payable	111,445	20,366		131,811
Long-term loan-current portion	457,796	1,340,424	-	1,798,220
Related party payable	380,885	27,758	(27,758)	380,885
Total current liabilities	11,724,323	1,600,875	(27,758)	13,297,440

Long-term loan	3,204,564	11,111,599		14,316,163
Asset retirement obligation	529,114	-		529,114
Government subsidy	2,445,659	146,494		2,592,153
TOTAL LIABILITIES	17,903,660	12,858,968	(27,758)	30,734,870

Minority interest in subsidiary	3,353,895	-	2,813,303	6,167,198

Stockholders' equity
Preferred stock: par value $.001; 5,000,000
shares authorized; none issued and outstanding	-	-
Common stock: par value $.001; 95,000,000 shares authorized; 15,274,035 and 15,262,035 shares issued and outstanding as of Septermber 30, 2009 and December 31, 2008 respectively	15,274	-		15,274
Additional paid-in capital	5,679,398	5,244,236	(5,244,236)	5,679,398
Other comprehensive income	2,274,707	604,053	(651,691)	2,227,069
Retained earnings	16,888,375	(332,009)	377,473	16,933,839
Total stockholders' equity	24,857,754	5,516,280	(5,518,454)	24,855,580

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$46,115,309	$18,375,248	$(2,732,910)	$61,757,647

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
PROFORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

	China Industrial Waste Management, Inc.	Dongtai Organic	Effects of Acquisition	Consolidated
	YTD September 2009	YTD September 2009		YTD September 2009

Service fees	$4,879,448	-		$4,879,448
Sales of cupric sulfate	879,347	-		879,347
Sales of recycled commodities	1,427,418	-	-	1,427,418
Operating revenue	7,186,213	-	-	7,186,213

Cost of service fees	1,452,911	-		1,452,911
Cost of cupric sulfate	410,881	-		410,881
Cost of recycled commodities	1,034,513	-		1,034,513
Costs of revenue	2,898,305	-	-	2,898,305

Gross profit	4,287,908	-	-	4,287,908

Operating expenses
Selling expenses	641,066	-		641,066
General and administrative expenses	1,818,789	320,337		2,139,126
Total operating expenses	2,459,855	320,337	-	2,780,192

Income from operations	1,828,053	(320,337)	-	1,507,716

Other income(expense)
Investment income (loss)	(89,681)	-	89,681	-
Interest income	5,431	5,578		11,009
Other income	61,846	87,823		149,669
Other expense	(139,872)	-		(139,872)
Total other income (expense)	(162,276)	93,402	89,681	20,807

Net income (loss) from continuing operations before minority interest and income tax	1,665,777	(226,935)	89,681	1,528,523

Income tax expense	215,750	-		215,750

Income (loss) from continuing operations	1,450,027	(226,935)	89,681	1,312,773

Minority interest	97,044	-	(108,929)	(11,884)

Net income (loss)	$1,352,983	$(226,935)	$198,610	$1,324,657

Foreign currency translation adjustment	(147,460)	(3,305)		(150,765)

Comprehensive income (loss)	$1,205,523	$(230,240)	$-	$1,173,892

Basic weighted average shares outstanding	15,267,387			15,267,387

Diluted weighted average shares outstanding	15,267,387			15,267,387

Basic and diluted net earnings per share	$0.09			$0.09

CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
PROFORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31,2008

	China Industrial Waste Management, Inc.	Dongtai Organic	Effects of Acquisition	Consolidated
	2008	2008		2008

Service fees	$8,182,379	-		$8,182,379
Sales of cupric sulfate	1,806,721	-		1,806,721
Sales of recycled commodities	3,410,784	-		3,410,784
Operating revenue	13,399,884	-	-	13,399,884

Cost of service fees	1,547,677	-		1,547,677
Cost of cupric sulfate	740,881	-		740,881
Cost of recycled commodities	1,866,086	-		1,866,086
Costs of revenue	4,154,644	-	-	4,154,644

Gross profit	9,245,240	-	-	9,245,240

Operating expenses
Selling expenses	806,438	-		806,438
General and administrative expenses	2,737,584	55,536		2,793,120
Total operating expenses	3,544,022	55,536	-	3,599,558

Income from operations	5,701,218	(55,536)	-	5,645,682

Other income(expense)
Investment income (loss)	(24,733)	-	24,733	-
Interest income	26,438	5,060	(24,921)	6,577
Other income	725,030	43,180		768,210
Other expense	(448,468)	-		(448,468)
Total other income (expense)	278,267	48,240	(188)	326,318

Net income from continuing operations before minority interest and income tax	5,979,485	(7,296)	(188)	5,972,000

Income tax expense	659,853	-	-	659,853

Income from continuing operations	5,319,632	(7,296)	(188)	5,312,147

Minority interest	563,531	-	(3,502)	560,029

Net income (loss)	$4,756,101	$(7,296)	$3,314	$4,752,118

Foreign currency translation adjustment	1,268,440	379,624		1,648,064

Comprehensive income	$6,024,541	$372,328		$6,400,182

Basic weighted average shares outstanding	13,755,274			13,755,274

Diluted weighted average shares outstanding	13,755,274			13,755,274

Basic and diluted net earnings per share	$0.35			$0.35

The pro forma information includes certain adjustments and estimates made by management. Management does not believe that pro-forma financial information is necessarily indicative of the financial position or results of operations that might have occurred had the acquisition and disposition taken place at the beginning of the periods presented or as of September 30, 2009. Management further does not believe that this information should be used to project the Company's financial position or results of operations at any future date or for any future period.

(d)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dong Jinqing
Name: Dong Jinqing
Title: Chief Executive Officer

Date: March 26, 2010